UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 18, 2010

NORTEL NETWORKS LIMITED

(Exact name of registrant as specified in its charter)

CANADA	000-30758	62-12-62580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5945 AIRPORT ROAD, SUITE 360, MISSISSAUGA, ONTARIO, CANADA	L4V 1R9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 905-863-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Nortel Networks Limited (NNL) is filing this amendment to its Current Report on Form 8-K originally filed by NNL on December 23, 2009 (Original Form 8-K) solely to amend Items 2.01 and 9.01 of the Original Form 8-K to include the unaudited pro forma condensed financial information relating to the sale transaction described under Item 2.01. No changes have been made to the Original Form 8-K with respect to any other items included in the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 18, 2009, Nortel Networks Corporation (NNC) announced that it, its principal Canadian operating subsidiary NNL, and certain of its other subsidiaries including its indirect U.S. subsidiary Nortel Networks Inc. and Nortel Networks UK Limited (in administration) (together, Nortel), have completed the sale of substantially all of the assets of Nortel’s global Enterprise Solutions business as well as the shares of Nortel Government Solutions Incorporated and DiamondWare, Ltd. to Avaya Inc. (Avaya) for a purchase price of $900 million, subject to certain post-closing adjustments. All closing conditions have been satisfied. Under the terms of the sale, Nortel will provide certain transitional services to Avaya. The unaudited pro forma condensed consolidated financial information of NNL giving effect to the sale and the related notes thereto are attached hereto as Exhibit 99.4.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed consolidated statements of operations of NNL for the years ended December 31, 2008, 2007 and 2006 are attached hereto as Exhibit 99.4 and incorporated by reference herein. A pro forma condensed balance sheet as at September 30, 2009 and pro forma condensed statements of income for the nine month periods ended September 30, 2009 and 2008 have not been presented as the condensed consolidated statements of operations and condensed consolidated balance sheets included in NNL’s Quarterly Report on Form 10-Q for the period ended September 30, 2009 present the sale transaction described under Item 2.01 as discontinued operations and so already reflect the transaction.

(d)	Exhibits

99.4	Unaudited pro forma condensed consolidated statements of operations of NNL for the years ended December 31, 2008, 2007 and 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTEL NETWORKS LIMITED

By:	/S/ ANNA VENTRESCA
Anna Ventresca General Counsel-Corporate and Corporate Secretary

By:	/S/ CLARKE E. GLASPELL
Clarke E. Glaspell Controller

Dated: March 18, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.4	Unaudited unaudited pro forma condensed consolidated statements of operations of NNL for the years ended December 31, 2008, 2007 and 2006.